UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2022
PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PROV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events
Provident Financial Holdings, Inc. (“Corporation”) previously announced the April 2022 Stock Repurchase Plan (“Plan”) which has approximately 364,000 shares remaining. On August 3, 2022 the Corporation adopted a stock repurchase program (“Program”) in accordance with and as a part of the Plan which will be in effect from August 15, 2022 through April 28, 2023.  The Program has been adopted in accordance with guidelines specified by Rule 10b5-1 and under Rule 10b-18 under the Securities Exchange Act of 1934, as amended.
Rule 10b5-1 permits corporations to adopt written, pre-arranged stock trading programs when they are not in possession of material, non-public information.  Using these programs corporations may spread stock trades over a period regardless of any material non-public information they may receive after adopting their program.  In accordance with Rule 10b5-1, the Corporation will have no discretion over the repurchase of shares of common stock under the Program.  Rule 10b-18 provides a corporation with a non-exclusive safe harbor from liability under certain market manipulation rules when repurchases of the corporation’s common stock in the market are made under the rule’s conditions.  In accordance with Rule 10b-18, the Corporation intends to satisfy the required manner, timing, price, and volume conditions as defined in the Program.
Under the Program, shares of common stock may be repurchased in open market transactions or privately negotiated transactions subject to the satisfaction of certain conditions.  Repurchases will be administered through an independent broker.  There can be no assurance as to the exact number, or aggregate value, of shares of common stock that may be repurchased by the Corporation under the Program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2022	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes
President, Chief Operating Officer and
Chief Financial Officer
(Principal Financial and Accounting Officer)